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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

April 22, 2002

To Our Shareholders:

    We are pleased to submit to you our first report for the period ended March 31, 2002. The net asset value per common share at that date was $15.00. The Fund commenced operations on February 28, 2002 and as of March 31, 2002 had net assets of $565.7 million and was 89% invested. Subsequent to quarter end, the underwriters' final over-allotment was exercised, and the Fund now has 38.4 million common shares outstanding. The Fund also declared $0.105 per share monthly dividends payable to common shareholders of record on April 15, 2002, May 15, 2002, and June 14, 2002.

    In addition, on April 4, 2002, the Fund issued $280 million in Taxable Auction Market Preferred Shares. The proceeds of this issue, which received a 'AAA/aaa' rating from Standard & Poor's and Moody's, will be used to make additional investments in real estate securities. In order to lock in the dividend rate on a significant portion of the Taxable Auction Market Preferred Shares financing, the Fund thereafter entered into interest rate swaps with a notional value of $210 million.

INVESTMENT REVIEW

    REIT performance, in general, continued to excel in the first quarter, with the averages reaching new highs and substantially outdistancing all of the major stock market indexes. Every REIT property sector advanced in the first quarter, with the best performance being turned in by the Hotel sector, which was up 26.2%, as investors anticipated a strong rebound in this most economically sensitive sector. The Regional Mall sector (+11.9%) performed well for similar reasons, and because of its consistent earnings growth during the recent period of economic weakness. The weakest sectors in the quarter were Apartment (+4.4%), which began the year at a very high relative valuation, and Office (+5.2%), whose fundamentals are not generally expected to respond as quickly to renewed economic growth.

    More than ever, it appears that investors have begun to accept REITs as an asset class. Already this year, flows into real estate mutual funds have reached a five-year high. REIT equity issuance was about $2.5 billion in the first quarter, up from $356 million in first quarter 2001. REIT bond issuance, however, at $2.0 billion, was down 47% from last year's $3.8 billion. Some observers compare recent trends to those of the mid-1990's REIT bull market. We, however, believe today's environment is completely different. That previous bull market was the result of a unique cyclical growth opportunity: REITs were able to acquire property from distressed owners at attractive prices and to finance those acquisitions at favorable terms. Today, by contrast, despite ready access to debt and equity capital, REITs have found opportunities to grow via acquisitions scarce, as real estate, having been redistributed in the previous cycle, is generally held in very strong hands. In addition, because of the economic slowdown and the decline in the demand for space, there are very few new development opportunities that make economic sense.


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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

    In our opinion, the recent change in investor sentiment toward REITs is the result of the steady performance of property investments during the economic slowdown, and the ability of REITs to maintain earnings and dividend growth in more challenging times. The performance of REITs is in marked contrast to the decline in overall stock market values over the past two years and to the record decline in corporate profits registered in 2001. Indeed, the past several years have clearly demonstrated the portfolio diversification benefits of REITs.

    In addition, there appears to be a renewed focus on income as a primary source of investment return. As investors have reduced their long-term return expectations for many major asset classes, the attractiveness of REIT dividends has never been greater. At the beginning of the year, the current yield of REITs (7.4%) far exceeded that offered by all other equities and was higher than many fixed-income investments. Unlike fixed-income investments, however, REITs offer the possibility of growth-and, as the following table demonstrates, REIT dividend growth over the past three years has been substantial. Nearly every one of the 50 largest REITs (which in total represent about 75% of the market capitalization of the REIT universe) increased its dividend per share over the past two years. Excluding Hotel REITs, which were the casualties of last year's unusual decline in travel, the REIT dividend record is nearly perfect, with only one company reducing its dividend in each of the past two years. Further, thus far in 2002, 20 companies, or 40% of this group, have already increased their dividend payouts. Considering that the past two years were weak for real estate fundamentals, one can only imagine the dividend growth potential of REITs in the economic and real estate upturns that we envision for late-2002 and beyond.

                            Dividend Growth per Share

-------------------------------------------------------------------------------------
                                       1999               2000                 2001
-------------------------------------------------------------------------------------
50 Largest REITs

Weighted-Average Growth                 6.3%               6.4%                7.0%

# of Companies Increasing Dividends       46                 44                  44

# of Companies Reducing Dividends          0                  1                   3


50 Largest REITs - ex Hotels

Weighted-Average Growth                 6.6%               6.1%               10.9%

# of Companies Increasing Dividends       48                 46                  46

# of Companies Reducing Dividends          0                  1                   1
------------------------------------------------------------------------------------

    In a partial reversal of last year's experience, the performance gap between the higher-yielding, smaller-cap companies and the lower-yielding, larger-cap companies has begun to close. While all sectors produced strong positive returns in the quarter, it appears that the faster-growing companies have begun to outperform the higher-yielding companies. This is logical, considering that interest rates, whose low levels caused investors to flock to the higher-yielding companies last year, have begun to rise in 2002. Further, it appears that the more recession-resistant sectors have begun to underperform, possibly the result of investors believing that the recession may be over. For example, community center owners returned 6.4% in the quarter, versus 11.4% for the mall owners. The


                                       2



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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

largest companies have yet to uniformly become market-performance leaders; however, we believe that as the economic and real estate recoveries progress, leadership by the larger companies should resume.

INVESTMENT OUTLOOK

    It may seem ironic that the strong performance of REITs has coincided with evidence that real estate fundamentals continue to deteriorate. Vacancy rates for every property type are expected to rise for much of this year, as the delivery of new space is greater than the demand for space. Furthermore, some observers have suggested that in some regions the Office sector may not begin to recover until 2004. As a result, many analysts have reduced their earnings growth estimates for both 2002 and 2003. Rising interest rates might well reverse the trends of the past year, whereby REITs had access to low-cost debt capital and investors were attracted to the group's above-average dividend yields. Compounding this situation is the fact that, as a result of their outstanding performance, the share prices of many REITs are believed by some to now exceed their underlying asset values. In fact, some analysts' most optimistic return expectations for 2002 have been met in just the first quarter; as a result, these analysts are now recommending the sale of REIT stocks.

    It is also ironic that REITs, which have proven themselves to be star performers during and after economic slowdowns, are expected by many to underperform during economic recoveries. The argument is that in a rebounding economy better relative growth can be found in industrial and technology companies. In contrast, we believe that investors look further out. In our opinion, the market is looking for signs of renewed economic growth and improved property fundamentals beyond the immediate future. Indeed, there are some very substantial signs that the economy may be entering a phase of very strong growth. In addition, the economic slowdown has also led to a slowdown in construction. Thus, while it may take time for some property markets to return to a better supply/demand balance, the process of getting there is already underway. We fully expect that earnings growth will accelerate once absorption turns positive.

    Perhaps the most important issue to reconcile regards valuation. While many believe that REIT share prices are higher than their net asset values (NAVs) by about 5%-10%, there is no other measure that even suggests that REITs are overvalued. REIT stocks, trading on average at less than 10x this year's expected earnings, are near the bottom of their historical multiple range. Compared to other financial-market instruments, REITs continue to look extremely cheap. Indeed, the S&P 500 Index, trading at 23x earnings, is at the upper end of its historical range, while the NASDAQ multiple is simply stratospheric. Even with the recent rise in interest rates, the cost of borrowing remains near a record low. Furthermore, the gap in yields between REITs and Treasuries is still at the upper end of its historical range. And, although REIT dividend yields are in the middle of their long-term range, their payout ratios are at an all-time low. Additionally, the gap between interest rates and the widely accepted real estate capitalization rates (real estate income as a percentage of asset value) is the widest it has been in over 30 years, at about 4.5 percentage points. If cap rates were to decline by as little as 50 basis points, NAVs would rise by about 12%, turning today's perceived NAV premium into a discount.

    The only way we can reconcile the NAV measure with all of the other valuation measures is to conclude that many analysts' calculations of real estate values are not realistic. Most assets, particularly real estate, must be valued based on current and future income in relation to the cost of capital. Assuming that we are entering a


                                       3


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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

period of economic recovery that leads to rising occupancies, rental rates, and net income, property values should be expected to rise over the next several years. In addition, investors are likely to put a premium on the ability of REITs to generate income that grows consistently, with low volatility. Indeed, as venture capital, private equity, and technology investments have failed to produce adequate risk-adjusted returns, we believe core property investments are likely to become a mainstay in many diversified portfolios.

    As real estate returns to favor, we expect that REITs will be the investment choice for many. We believe that the modern REIT era is entering its second wave of growth, having come through the first by delivering superior returns, professional management, quality property portfolios, and a high degree of investor liquidity. While we cannot ignore the fact that REIT share prices have come a long way over the past two years, we believe that the long-term outlook for this sector remains extremely bright.

Sincerely,


            MARTIN COHEN             ROBERT H. STEERS


            MARTIN COHEN             ROBERT H. STEERS
             President                   Chairman


                          GREG E. BROOKS


                          GREG E. BROOKS
                         Portfolio Manager

--------------------------------------------------------------------
         Cohen & Steers is online at WWW.COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM
--------------------------------------------------------------------


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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                              NUMBER                     DIVIDEND
                                                             OF SHARES       VALUE        YIELD*
                                                            -----------   ------------   --------
EQUITIES                                          89.23%
  COMMON STOCK                                    72.86%
    APARTMENT/RESIDENTIAL                          8.71%
         Apartment Investment & Management Co. --
           Class A.......................................        91,000   $  4,401,670     6.78%
         Gables Residential Trust........................       419,000     13,009,950     7.76
         Home Properties of New York.....................       357,700     12,322,765     6.97
         Summit Properties...............................       218,600      5,355,700     7.76
         United Dominion Realty Trust....................       896,700     14,203,728     7.01
                                                                          ------------
                                                                            49,293,813
                                                                          ------------
    DIVERSIFIED                                    2.36%
         Colonial Properties Trust.......................       387,600     13,352,820     7.66
                                                                          ------------
    HEALTH CARE                                   11.51%
         Health Care Property Investors..................        70,300      2,850,665     7.89
         Health Care REIT................................       906,125     25,299,010     8.38
         Nationwide Health Properties....................     1,360,300     27,410,045     9.13
         Ventas..........................................       755,100      9,552,015     7.51
                                                                          ------------
                                                                            65,111,735
                                                                          ------------
    INDUSTRIAL                                     0.96%
         First Industrial Realty Trust...................        51,300      1,757,025     7.94
         ProLogis Trust..................................       158,100      3,691,635     6.08
                                                                          ------------
                                                                             5,448,660
                                                                          ------------
    OFFICE                                        25.24%
         Arden Realty....................................       230,200      6,537,680     7.11
         Brandywine Realty Trust.........................       504,000     12,045,600     7.36
         Crescent Real Estate Equities Co. ..............       100,000      1,940,000     7.73
         Equity Office Properties Trust..................       689,100     20,666,109     6.67
         Highwoods Properties............................       844,300     23,716,387     8.33
         Mack-Cali Realty Corp. .........................       489,200     16,965,456     7.15
         Prentiss Properties Trust.......................       740,700     21,865,464     7.25
         Vornado Realty Trust............................       884,543     39,061,419     5.98
                                                                          ------------
                                                                           142,798,115
                                                                          ------------
    OFFICE/INDUSTRIAL                              1.67%
         Kilroy Realty Corp. ............................        46,000      1,297,660     7.02
         Liberty Property Trust..........................        58,200      1,876,950     7.32
         Reckson Associates Realty Corp. -- Class B......       243,200      6,264,832    10.09
                                                                          ------------
                                                                             9,439,442
                                                                          ------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                              NUMBER                     DIVIDEND
                                                             OF SHARES       VALUE        YIELD*
                                                            -----------   ------------   --------
    SHOPPING CENTER                               22.41%
      COMMUNITY CENTER                             8.83%
         Developers Diversified Realty Corp. ............     1,747,378   $ 36,694,938     7.24%
         Federal Realty Investment Trust.................        23,400        600,678     7.48
         New Plan Excel Realty...........................       122,000      2,446,100     8.23
         Weingarten Realty...............................       198,098     10,182,237     6.48
                                                                          ------------
                                                                            49,923,953
                                                                          ------------
      REGIONAL MALL                               13.58%
         Macerich Co. ...................................     1,180,257     35,584,749     7.30
         Mills Corp. ....................................     1,090,909     30,501,816     7.83
         Taubman Centers.................................       713,800     10,749,828     6.77
                                                                          ------------
                                                                            76,836,393
                                                                          ------------
         TOTAL SHOPPING CENTER...........................                  126,760,346
                                                                          ------------
             TOTAL COMMON STOCK (Identified
                cost -- $397,281,145)....................                  412,204,931
                                                                          ------------
    PREFERRED STOCK                               16.37%
         Apartment Investment & Management Co., 10.10%,
           Series R......................................       950,000     24,462,500     9.71
         #Developers Diversified Realty Corp., 9.44%,
           Series F......................................     1,000,000     24,350,000     8.83
         FelCor Lodging Trust, 9.00%, Series B...........         3,100         76,508     9.12
         #Highwoods Properties, 8.625%, Series A.........        10,000      9,455,000     9.12
         Home Properties of New York, 9.00%, Series F....       200,000      4,925,000     9.14
         LaSalle Hotel Properties, 10.25%, Series A......     1,000,000     26,100,000     9.81
         Mid-America Apartment Communities, 8.875%,
           Series B......................................        16,800        416,640     8.95
         PS Business Parks, 8.75%, Series F..............         5,200        127,972     8.90
         #ProLogis Trust, 8.54%, Series C................         4,000        191,500     8.92
         Taubman Centers, 8.30%, Series A................       108,900      2,504,700     9.04
                                                                          ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $92,336,904).....................                   92,609,820
                                                                          ------------
             TOTAL EQUITIES (Identified
                cost -- $489,618,049)....................                  504,814,751
                                                                          ------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                             PRINCIPAL
                                                              AMOUNT         VALUE
                                                            -----------   ------------
  COMMERCIAL PAPER                                 14.86%
         American General, 1.60%, due 4/01/02............   $22,000,000   $ 22,000,000
         Citicorp, 1.60%, due 4/01/02....................    22,000,000     22,000,000
         Household Finance, 1.60%, due 4/01/02...........    22,000,000     22,000,000
         Union Bank of Switzerland Finance, 1.60%, due
           4/01/02.......................................    18,038,000     18,038,000
                                                                          ------------
             TOTAL COMMERCIAL PAPER (Identified
                cost -- $84,038,000).....................                   84,038,000
                                                                          ------------
TOTAL INVESTMENTS (Identified
  cost -- $573,656,049) ......................... 104.09%                  588,852,751
LIABILITIES IN EXCESS OF OTHER ASSETS ........... (4.09)%                  (23,132,943)
                                                  ------                  ------------
NET ASSETS -- COMMON STOCK (Equivalent to $15.00 per
  share based on 37,707,000 shares of capital stock
  outstanding)  ................................. 100.00%                 $565,719,808
                                                  ------                  ------------
                                                  ------                  ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, which such security trades.

# Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 2/28/02**.............                 $    101,976##          $14.57
    Net investment income..................  $  2,265,933                  $ 0.06
    Net realized and unrealized gain on
       investments.........................    15,269,299                    0.40
    Offering costs charged to paid-in
       capital.............................    (1,131,000)                  (0.03)
                                                                           ------
    Capital stock transactions:
         Sold..............................   549,213,600
                                             ------------
Net increase in net asset value............                  565,617,832              0.43
                                                            ------------            ------
End of period: 3/31/2002...................                 $565,719,808            $15.00
                                                            ------------            ------
                                                            ------------            ------

-------------------
 * Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.
** Commencement of operations.
## Amount of seed capital includes an additional contribution of $1,701 from Cohen & Steers Capital Management, Inc.


-------------------------------------------------------------------
                     REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
-------------------------------------------------------------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                  MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


            FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                    COHEN & STEERS
                EQUITY INCOME FUND                                   REALTY SHARES


       IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       YIELD AND CAPITAL APPRECIATION, INVESTING          RETURN THROUGH BOTH CURRENT INCOME AND
       PRIMARILY IN REITS                                 CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


             FOR CAPITAL APPRECIATION:                              FOR TOTAL RETURN:

                  COHEN & STEERS                                    COHEN & STEERS
                SPECIAL EQUITY FUND                           INSTITUTIONAL REALTY SHARES

       IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       APPRECIATION, INVESTING IN A LIMITED NUMBER        RETURN THROUGH BOTH CURRENT INCOME AND
       OF COMPANIES ENGAGED IN THE REAL ESTATE OR         CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       RELATED INDUSTRIES                                 REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                      HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       LEGAL COUNSEL
 Willard H. Smith Jr.                  Simpson Thacher & Bartlett
 Director                              425 Lexington Avenue
                                       New York, NY 10017
 Greg E. Brooks
 Vice President                        New York Stock Exchange Symbol: RQI

 Adam Derechin                         Website: www.cohenandsteers.com
 Vice President and Assistant
 Treasurer                             This report is for shareholder
                                       information. This is not a prospectus
 Lawrence B. Stoller                   intended for use in the purchase or sale
 Assistant Secretary                   of Fund shares. Past performance is of
                                       course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


     COHEN & STEERS
--------------------------
QUALITY INCOME REALTY FUND


    QUARTERLY REPORT
     MARCH 31, 2002